BLACKROCK FUNDSSM

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 28, 2005

INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND SERVICING ARRANGEMENTS

The eighth paragraph in the section “Investment Advisory, Administration, Distribution and Servicing Arrangements - Distributor and Distribution and Service Plan” has been amended to reflect an arrangement with Wachovia Securities that went into effect on August 17, 2005, and to read in its entirety as follows:

Additional Payments may be made, at the discretion of BDI, BlackRock, PFPC or their affiliates to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these Additional Payments, including the Service Organizations receiving such Additional Payments, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such Additional Payments: Citigroup, Fidelity, Merrill Lynch, MetLife, UBS, Morgan Stanley, Linsco/Private Ledger and Wachovia Securities. The level of Additional Payments made to Citigroup, Fidelity, Merrill Lynch, UBS, Morgan Stanley, Linsco/Private Ledger and Wachovia Securities in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.12% of the assets attributable to that Service Organization invested in equity portfolios of the Fund and 0.11% of the assets attributable to that Service Organization invested in fixed-income portfolios of the Fund.

The date of this Supplement is September 13, 2005.